Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard M. Morrell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Generation Zero Group, Inc. on Form 10-Q for the quarter ended September 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Generation Zero Group, Inc.

By:/s/ Richard M. Morrell

Richard M. Morrell

Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer)

November 19, 2013

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